                                                                 EXHIBIT d(2)(c)


                                 AMENDMENT NO. 2
                    MASTER ADMINISTRATIVE SERVICES AGREEMENT


         The Master Administrative Services Agreement (the "Agreement"), dated June 5, 2000, by and between A I M Advisors, Inc., a Delaware corporation, and AIM Growth Series, a Delaware business trust, is hereby amended as follows:

         Appendix A of the Agreement is hereby deleted in its entirety and replaced with the following:

                                   "APPENDIX A
                                       TO
                    MASTER ADMINISTRATIVE SERVICES AGREEMENT
                                       OF
                                AIM GROWTH SERIES


PORTFOLIOS                                  EFFECTIVE DATE OF AGREEMENT
----------                                  ---------------------------
AIM Basic Value Fund                                June 5, 2000

AIM Euroland Growth Fund                            September 1, 2001

AIM Mid Cap Equity Fund                             September 1, 2001

AIM Small Cap Growth Fund                           September 11, 2000

         All other terms and provisions of the Agreement not amended herein shall remain in full force and effect.

Dated:  September 1, 2001

                                               A I M ADVISORS, INC.


Attest:   /s/ OFELIA M. MAYO                   By:   /s/ ROBERT H. GRAHAM
         --------------------------------          -----------------------------
             Assistant Secretary                      Robert H. Graham
                                                      President


(SEAL)


                                               AIM GROWTH SERIES


Attest:   /s/ OFELIA M. MAYO                   By:   /s/ ROBERT H. GRAHAM
         --------------------------------          -----------------------------
              Assistant Secretary                     Robert H. Graham
                                                      President


(SEAL)